Fees Summary	Sep. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,199,381.04
Previously Paid Amount	0.00
Total Fee Amount	1,132.33
Total Offset Amount	0.00
Net Fee	$ 1,132.33